Exhibit 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the President and Chief Executive Officer (Principal Executive Officer) and a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2009.

 /s/ P. A. WOERTZ
      P. A. WOERTZ

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2009.

 /s/ G. W. BUCKLEY
      G. W. BUCKLEY

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2009.

 /s/ M. H. CARTER
      M. H. CARTER

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of August, 2009.

 /s/ D. E. FELSINGER
      D. E. FELSINGER

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of August, 2009.

 /s/ V. F. HAYNES
      V. F. HAYNES

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of August, 2009.

 /s/ A. MACIEL
      A. MACIEL

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2009.

 /s/ P.  J.  MOORE
      P.  J.  MOORE

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of August, 2009.

 /s/ M. B. MULRONEY
      M. B. MULRONEY

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2009.

 /s/ T. F. O’NEILL
      T. F. O’NEILL

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint S.R. MILLS, J. STOTT and D. J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s names as a director of said company to the Form 10-K for the fiscal year ended June 30, 2009, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of August, 2009.

 /s/ K. R. WESTBROOK
      K. R. WESTBROOK